UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021 (September 29, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3242 S. Halladay St., Suite 202 Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 29, 2021, Unrivaled Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).

Stockholders Entitled to Vote

Stockholders of record of the Company at the close of business on August 2, 2021 (the “Record Date”) were entitled to vote at the Meeting. On that date, 431,876,107 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) were outstanding and entitled to vote.

Number of Votes

For vote tabulation purposes at the Meeting, each share of Common Stock was entitled to one vote at the Meeting. Collectively, the holders of Common Stock were entitled to 431,876,107 votes at the Meeting.

A total of 95,910,336 shares of Common Stock were present in person or represented by proxy and entitled to vote at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in our Definitive Proxy Statement filed with the Securities and Exchange Commission on August 19, 2021:

Proposal 1 – Election of Directors. Our stockholders duly elected Nicholas Kovacevich, Francis Knuettel II, Tiffany Davis, Eric Baum and Dallas Imbimbo by a plurality of the voting power of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. The results of the voting were as follows:

		For	Withheld	Broker Non-Votes
1)	NicholasKovacevich	92,748,258	1,035,647	2,126,431
2)	FrancisKnuettelII	92,736,116	1,047,789	2,126,431
3)	TiffanyDavis	93,135,653	648,252	2,126,431
4)	EricBaum	93,110,204	673,701	2,126,431
5)	DallasImbimbo	92,671,262	1,112,643	2,126,431

Proposal 2 – Ratification of Independent Registered Public Accounting Firm. Our stockholders ratified the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2021. The results of the voting were as follows:

For	Against	Abstain	Broker Non Votes
95,460,636	214,861	234,839	0

Proposal 3 – Advisory vote on compensation of the Company’s named executive officers. Our stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non Votes
90,882,142	2,391,181	510,582	2,126,431

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unrivaled Brands, Inc.

Date: September 30, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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